SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                             Form 8-K/A1


                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):  May 8, 1996


                    ISO BLOCK PRODUCTS (USA), INC.
           (Exact Name of Registrant as specified in its Charter)


                              Colorado
              (State or other jurisdiction of incorporation)


         0-25810                               84-102650
    (Commission File Number)           (IRS Employer Ident. Number


         8037 South Datura Street, Littleton, Colorado 80120
       (Address of Principal Executive Offices, incl. Zip Code)



      Registrant's telephone number, incl. area code:  (303) 795-9729




      (Former name or former address, if changed since last report)





  As requested by the Commission, the undersigned registrant, ISO Block Products (USA), Inc. ("Company"), hereby amends its report on Form 8-K filed September 4, 1996 by filing a letter from the Company's former accountants addressing the disclosures set forth in Item 4 of its report. The Company dismissed BDO Seidman, LLP as its independent accountants. The Company's decision to change accountants was made by resolution of the board of directors.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         16.1 Letter of BDO Seidman, LLP, former accountant.




                                  SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED: October 15, 1996

                                   ISO BLOCK PRODUCTS (USA), INC.


                                   /s/  Egin Bresnig
                                   By...........................
                                        Egin Bresnig, President and CEO




                   SECURITIES  AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                            FORM 8-K/A1

                              EXHIBIT

                               16.1



                                             September 27, 1996



Securities and Exchange Commission
450 5th Street N.W
Washington, D.C. 20549

Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on May 8, 1996, filed by our former Client, ISO Block Products (USA), Inc. ("ISO"). We do not take issue with the statements made in response to that Item insofar as they relate to our Firm except as it relates to the following:


1. We were not engaged to audit the financial statements of ISO for the fiscal year ended March 31, 1996 and cannot comment on the financial statements of ISO for that period.


                             Very truly yours,

                             /s/ BDO Seidman, LLP



cc: Mr. Egin Bresnig, President, ISO Block
     Products (USA), Inc.
    Mr. John Brasher, Brasher & Company